UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8168

Aquila Three Peaks Opportunity Growth Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/11

Date of reporting period: 06/30/12

FORM N-CSRS

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semi-Annual Report
June 30, 2012
Aquila Three Peaks Opportunity Growth Fund

A fund designed for investors seeking capital appreciation

Aquila Three Peaks Opportunity Growth Fund “Positive Indicators”

August, 2012

Dear Fellow Shareholder:

     During the second quarter of 2012, the equity markets began to better reflect lower global growth assumptions, the reality of weak U.S. job creation and the possibility that deceleration in corporate earnings growth could hamper stock returns. Sovereign debt issues in the Eurozone also continued to move markets, and economic activity in this region has been worsening. While the capital markets began the year with fairly positive momentum, that momentum soon gave way during the second quarter as investors became more cautious. In many ways, 2012 has mirrored the capital market movements of the prior year with a strong start overshadowed by looming domestic budget deficit issues.

     Over the course of the last several years, concerns have shifted from corporate balance sheets to sovereign balance sheets and from the U.S. to overseas markets. Given that backdrop, the focus of Aquila Three Peaks Opportunity Growth Fund on U.S.-based, free cash flow generating companies that are improving their balance sheets is, in our opinion, well suited for this environment and has helped the Fund outperform during this somewhat volatile quarter.

     It is also important to note that the high yield market continues on its vigorous performance path for 2012 with the Barclays Capital U.S. Corporate High-Yield Bond Index generating an impressive 7.27% return during the first half of the year. The continuing themes of below-average default rates and healthy year-to-date high yield mutual fund inflows combined to provide a positive backdrop for the high yield asset class. High yield issuers have been beneficiaries of the extremely low interest rate environment, and the robust new issue calendar has provided many of the companies that the Fund invests in with opportunities to extend debt maturities, lower interest payments and generally improve their credit profiles. While there are several macro headwinds that could still produce volatility in the equity markets going forward, many of the Fund’s domestic equity stories have seen leverage move lower and balance sheets become stronger. These credit metrics are not typically the first data points that most equity analysts focus on, but we believe that equity value creation in the long-run starts with improved credit metrics.

     We intend to continue to monitor movements in the U.S. Treasury market, since this can be helpful in understanding investors’ expectations for the economy and their degree of risk tolerance. During the second quarter, U.S. Treasury yields moved significantly lower, with the 10-year U.S. Treasury note ending the quarter at a 1.66% yield compared to 2.21% at the beginning of the quarter. We believe the decline in U.S. Treasury yields in the second quarter highlights the degree of risk aversion that emerged during this time period and the appeal of the U.S. Treasury as the ultimate safe haven during times of capital markets stress.

NOT A PART OF THE SEMI-ANNUAL REPORT

     These near record low yields signify that there could be elevated volatility for the remainder of the year and that the pace of recovery in the U.S. is not as robust as previously expected. We would not be surprised to see U.S. Gross Domestic Product (“GDP”) growth estimates coming down for the second quarter and for the full year, or to see European sovereign issues remain unresolved, or possibly escalate again. However, the yield curve is currently not inverted which is a scenario strongly correlated to recessions, and growth expectations for the U.S., while likely to see reductions, are still positive.

     With this backdrop of GDP growth likely staying below 2% for the remainder of 2012, we feel that fundamentals at high yield companies can still remain strong. The companies we tend to favor generate free cash flow and are typically reducing debt on their balance sheets. We believe that a low-growth environment keeps companies, by and large, from making overly-aggressive leverage decisions thereby fostering continued balance sheet strengthening. Therefore, even in today’s low-growth environment, we are favorable on the prospects for the high yield market and the equities associated with these credits.

     We intend to take cues from the high yield market and other fixed income markets, including spreads, defaults, the Treasury curve and the new issue calendar, to help us decipher the equity landscape ahead. We believe our rigorous high yield research process, which is already in place, helps our investment team uncover new equity ideas. This includes company visits, frequent communication with management teams and detailed models.

     We furthermore believe that this high yield focused research process, in addition to the positive economic indicators that we are seeing from the fixed income markets, should provide Aquila Three Peaks Opportunity Growth Fund with a positive backdrop as we continue through 2012.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President and Trustee

The opinions are those of the authors as of August, 2012 and are subject to change at any time due to changes in market or economic conditions. These comments should not be construed as a recommendation or solicitation, but as an illustration of broader themes. Past performance is no guarantee of future results

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2012 (unaudited)

		Market
Shares	Common Stocks (98.6%)	Value

	Advertising Agencies (1.4%)
24,281	Interpublic Group of Companies, Inc.	$263,449

	Advertising/Sales (0.6%)
3,899	Lamar Advertising Co.+	111,511

	Beverages - Wine/Spirits (2.5%)
18,334	Constellation Brands, Inc.+	496,118

	Broadcast Service/Programming (1.0%)
2,327	Liberty Media Corp.	204,566

	Cable & Satellite TV (8.5%)
16,544	Cablevision Systems Corp.	219,870
6,171	Charter Communications, Inc.+	437,339
6,712	DIRECTV+	327,680
19,347	Dish Network Corp. (Series A)	552,357
4,592	EchoStar Corp.+	121,321
		1,658,567
	Casino Hotels (1.0%)
10,727	Ameristar Casinos, Inc.	190,619

	Commercial Services (2.3%)
13,682	Iron Mountain, Inc.	450,959

	Consumer Products - Miscellaneous (0.5%)
2,180	Scotts Miracle-Gro Co.	89,642

	Containers - Metal/Glass (3.1%)
14,517	Ball Corp.	595,923

	Containers & Packaging Manufacturing (10.8%)
24,817	Crown Holdings, Inc.+	855,938
137,010	Graphic Packaging Holding Co.+	753,555
5,313	Sealed Air Corp.	82,033
9,706	Silgan Holdings, Inc	414,349
		2,105,875
	Diversified Manufacturing Operations (0.9%)
2,797	SPX Corp.	182,700

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012 (unaudited)

		Market
Shares	Common Stocks (continued)	Value

	E-Commerce/Services (3.9%)
9,400	Expedia, Inc.	$451,858
17,890	Liberty Interactive Corp.+	318,263
		770,121
	Electronic Components - Miscellaneous (1.0%)
30,776	Flextronics International Ltd.+	190,811

	Food - Canned (1.7%)
5,453	Treehouse Foods, Inc.+	339,667

	Funeral Services & Related Items (4.7%)
51,313	Service Corp. International	634,742
39,739	Stewart Enterprises, Inc. Class A	283,736
		918,478
	Generic Pharmaceuticals (0.5%)
1,293	Watson Pharmaceuticals, Inc.+	95,669

	Health Care Facilities (9.2%)
9,082	Cooper Companies, Inc.	724,380
11,587	Hanger Orthopedic Group, Inc.+	297,091
25,694	HCA Holdings, Inc	781,868
		1,803,339
	Hotels & Motels (4.9%)
7,930	Gaylord Entertainment Co.+	305,781
12,225	Starwood Hotels & Resorts Worldwide, Inc.	648,414
		954,195
	Information Services (1.4%)
10,314	Nielsen Holdings N.V.+	270,433

	Instruments - Controls (1.5%)
11,145	Sensata Technologies Holdings N.V.+	298,463

	Medical - Biomedical/Gene (1.2%)
2,406	Bio-Rad Laboratories, Inc.+	240,624

	Medical - Drugs (0.9%)
5,449	Endo Health Solutions, Inc.+	168,810

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012 (unaudited)

		Market
Shares	Common Stocks (continued)	Value

	Medical - Generic Drug (1.5%)
13,727	Mylan, Inc.+	$293,346

	Medical Products (0.5%)
1,659	Teleflex, Inc.	101,050

	Motion Pictures & Services (1.2%)
16,158	Lions Gate Entertainment Corp.+	238,169

	Non-Hazardous Waste Disposal (2.4%)
6,464	Covanta Holding Corp.	110,858
13,161	Republic Services, Inc.	348,240
		459,098
	Oil Company - Exploration & Production (5.7%)
6,945	Berry Petroleum Co.	275,439
23,527	Denbury Resources, Inc.+	355,493
5,314	Newfield Exploration Co.+	155,753
8,082	Whiting Petroleum Corp.+	332,332
		1,119,017
	Private Corrections (3.7%)
20,911	Corrections Corporation of America	615,829
4,306	GEO Group, Inc.+	97,832
		713,661
	Real Estate Investment Trust - Hotels (2.3%)
27,926	Host Hotels & Resorts, Inc.	441,789

	Real Estate Investment Trust - Specialty & Other (1.8%)
5,019	American Tower Corp.	350,878

	Rental - Auto/Equipment (0.4%)
2,538	United Rentals, Inc.+	86,394

	Semiconductor Devices (2.0%)
8,219	Freescale Semiconductor, Ltd.+	84,245
13,133	NXP Semiconductors N.V.+	305,342
		389,587
	Speciality Pharmaceuticals (0.4%)
1,929	Valeant Pharmaceuticals International, Inc	86,400

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012 (unaudited)

				Market
Shares		Common Stocks (continued)		Value

		Telecom Carriers (4.1%)
8,765		CenturyLink, Inc		$346,130
17,959		tw telecom holdings, inc.+		460,828
				806,958
		Telephone - Integrated (0.9%)
18,069		Windstream Corp		174,546
		Theaters (4.9%)
15,691		Cinemark Holdings, Inc.		358,539
19,846		National CineMedia, Inc.		301,064
21,413		Regal Entertainment Group Class A		294,643
				954,246
		Wireless Equipment (3.3%)
8,906		Crown Castle International Corp.+		522,426
3,190		ViaSat, Inc.+		120,486
				642,912

		Total Investments (cost $17,245,278*)	98.6%	19,258,590
		Other assets less liabilities	1.4	281,027
		Net Assets	100.0%	$19,539,617

	* +	Cost for Federal income tax and financial reporting purposes is identical. Non-income producing security.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012 (unaudited)

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments
Advertising Agencies	1.4%	Medical - Biomedical/Gene	1.2%
Advertising/Sales	0.6	Medical - Drugs	0.9
Beverages - Wine/Spirits	2.6	Medical - Generic Drug	1.5
Broadcast Service/Programming	1.1	Medical Products	0.5
Cable & Satellite TV	8.6	Motion Pictures & Services	1.2
Casino Hotels	1.0	Non-Hazardous Waste Disposal	2.4
Commercial Services	2.3	Oil Company - Exploration & Production	5.8
Consumer Products - Miscellaneous	0.5	Private Corrections	3.7
Containers - Metal/Glass	3.1	Real Estate Investment Trust - Hotels	2.3
Containers & Packaging Manufacturing	10.9	Real Estate Investment Trust - Specialty
Diversified Manufacturing Operations	0.9	& Other	1.8
E-Commerce/Services	4.0	Rental - Auto/Equipment	0.4
Electronic Components - Miscellaneous	1.0	Semiconductor Devices	2.0
Food - Canned	1.8	Specialty Pharmaceuticals	0.4
Funeral Services & Related Items	4.8	Telecom Carriers	4.2
Generic Pharmaceuticals	0.5	Telephone - Integrated	0.9
Health Care Facilities	9.4	Theaters	5.0
Hotels & Motels	5.0	Wireless Equipment	3.3
Information Services	1.4		100.0%
Instruments - Controls	1.6

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2012 (unaudited)

ASSETS
Investments at market value (cost $17,245,278)	$19,258,590
Cash	221,058
Dividends receivable	39,694
Receivable for Fund shares sold	15,835
Receivable from Manager	6,250
Other assets	5,742
Total assets	19,547,169
LIABILITIES
Payable for Fund shares redeemed	5,000
Distribution and service fees payable	598
Accrued expenses	1,954
Total liabilities	7,552
NET ASSETS	$19,539,617
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$7,683
Additional paid-in capital	18,096,119
Net unrealized appreciation on investments (note 4)	2,013,312
Accumulated net realized loss on investments	(585,146)
Undistributed net investment income	7,649
	$19,539,617
CLASS A
Net Assets	$12,758,241
Capital shares outstanding	500,426
Net asset value and redemption price per share	$25.49
Maximum offering price per share (100/95.75 of $25.49 adjusted to nearest cent)	$26.62
CLASS C
Net Assets	$1,820,395
Capital shares outstanding	81,999
Net asset value and offering price per share	$22.20
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$22.20	*
CLASS I
Net Assets	$8,436
Capital shares outstanding	323
Net asset value, offering and redemption price per share	$26.12
CLASS Y
Net Assets	$4,952,545
Capital shares outstanding	185,564
Net asset value, offering and redemption price per share	$26.69

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012 (unaudited)

Investment Income:

Dividends		$156,719

Expenses:

Management fee (note 3)	$88,522
Trustees’ fees and expenses	41,125
Legal fees	41,022
Distribution and service fees (note 3)	28,303
Registration fees and dues	25,106
Transfer and shareholder servicing agent fees (note 3)	18,496
Shareholders’ reports	12,229
Auditing and tax fees	6,697
Custodian fees (note 5)	3,130
Chief compliance officer services (note 3)	2,666
Fund accounting fees	1,672
Insurance	459
Miscellaneous	11,058
Total expenses	280,485

Management fee waived (note 3)	(88,522)
Reimbursement of expenses by Manager (note 3)	(40,565)
Class A distribution fee waiver (note 3)	(2,144)
Expenses paid indirectly (note 5)	(184)
Net expenses		149,070

Net investment income		7,649

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	(527,537)
Change in unrealized appreciation on investments	2,560,656

Net realized and unrealized gain (loss) on investments		2,033,119
Net change in net assets resulting from operations		$2,040,768

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(unaudited)	December 31, 2011
OPERATIONS:
Net investment income	$7,649	$(60,030)
Net realized gain (loss) from securities transactions	(527,537)	2,432
Change in unrealized appreciation on investments	2,560,656	(1,161,076)
Change in net assets from operations	2,040,768	(1,218,674)

DISTRIBUTIONS TO SHAREHOLDERS (note 8):
Class A Shares:
Net realized gain on investments	–	(1,239,093)

Class C Shares:
Net realized gain on investments	–	(208,454)

Class I Shares:
Net realized gain on investments	–	(2,188)

Class Y Shares:
Net realized gain on investments	–	(482,072)
Change in net assets from distributions	–	(1,931,807)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	1,676,699	12,238,909
Reinvested distributions	–	1,550,785
Short-term trading redemption fee	3,528	7,520
Cost of shares redeemed	(2,677,732)	(6,260,128)
Change in net assets from capital share transactions	(997,505)	7,537,086

Change in net assets	1,043,263	4,386,605

NET ASSETS:
Beginning of period	18,496,354	14,109,749

End of period*	$19,539,617	$18,496,354

*Includes undistributed net investment income, respectively, of:	$7,649	$–

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2012 (unaudited)

1. Organization

     Aquila Three Peaks Opportunity Growth Fund (the “Fund”), a diversified, open-end investment company, was organized as a Massachusetts business trust. The Fund was originally organized on November 3, 1993 under the name Aquila Rocky Mountain Equity Fund (“ARMEF”) and commenced operations on July 22, 1994. From that date through October 14, 2010, ARMEF’s universe of companies was primarily within the eight-state Rocky Mountain region. The Fund continues to seek capital appreciation while operating under its name and expanded investment strategy, whereby it invests primarily in the equity securities of companies located throughout the United States.

     The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012 (unaudited)

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices – Common Stocks*	$19,258,590
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$19,258,590

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2008-2010) or expected to be taken in the Fund’s 2011 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2011 the Fund decreased undistributed net investment loss by $60,030, decreased accumulated net gain on investments by $92,606 and increased additional paid-in capital by $32,576. These reclassifications were due to a net investment loss and tax equalization and had no effect on net assets or net asset value per share.

i)
Accounting pronouncement: In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

3. Fees and Related Party Transactions

a)	Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, 0.85 of 1% on such assets above $100 million up to $250 million, and 0.80 of 1% on assets above $250 million.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012 (unaudited)

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund’s net assets up to $100 million, 0.45 of 1% on such assets above $100 million up to $250 million, and 0.40 of 1% on assets above $250 million.

     For the six months ended June 30, 2012, the Fund incurred management fees of $88,522, all of which were waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $40,565. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period May 1, 2012 through June 30, 2013 so that total Fund expenses will not exceed 1.55% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking. For a period of three years, subsequent to the end of each of the Fund’s fiscal years, the Manager may recover from the Fund certain fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed any contractual limitations. As of June 30, 2012, the total of these amounts was $379,926 of which $250,839 expires on December 31, 2014 and $129,087 expires on December 31, 2015.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.30% of the Fund’s average net assets represented by Class A Shares. During the period January 1, 2012 to April 30, 2012, 0.05% (annualized) of the Class A distribution fee was waived. For the six months ended June 30, 2012, distribution fees on Class A Shares amounted to $19,153, excluding waivers, of which the Distributor retained $1,193.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012 (unaudited)

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2012, amounted to $6,852. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2012, amounted to $2,284. The total of these payments with respect to Class C Shares amounted to $9,136 of which the Distributor retained $1,657.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2012, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $24 of which $14 related to the Plan and $10 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the six months ended June 30, 2012, total commissions on sales of Class A Shares amounted to $9,277 of which the Distributor received $1,183.

4. Purchases and Sales of Securities

     During the six months ended June 30, 2012, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $5,052,548 and $6,275,010, respectively.

     At June 30, 2012, the aggregate tax cost for all securities was $17,245,278. At June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,800,082 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $786,770 for a net unrealized appreciation of $2,013,312.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012 (unaudited)

5. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

6. Portfolio Orientation

     The Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including lower quality corporate debt securities (often referred to as high yield or “junk” bonds). These bonds generally have a greater credit risk than other types of fixed-income securities.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012 (unaudited)

7. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended
	June 30, 2012			Year Ended
	(unaudited)			December 31, 2011
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	39,293	$966,745		212,236	$5,747,454
Reinvested distributions	–	–		41,885	960,843
Cost of shares redeemed	(57,902)	(1,427,313	)(a)	(112,449)	(3,004,779	)(a)
Net change	(18,609)	(460,568)		141,672	3,703,518
Class C Shares:
Proceeds from shares sold	8,757	188,644		82,163	2,009,564
Reinvested distributions	–	–		6,844	137,223
Cost of shares redeemed	(15,172)	(329,989)		(36,489)	(848,131)
Net change	(6,415)	(141,345)		52,518	1,298,656
Class I Shares:
Proceeds from shares sold	–	–		309	8,007
Reinvested distributions	–	–		93	2,188
Cost of shares redeemed	(598)	(15,710)		(362)	(9,809)
Net change	(598)	(15,710)		40	386
Class Y Shares:
Proceeds from shares sold	19,989	521,310		157,869	4,473,884
Reinvested distributions	–	–		18,804	450,531
Cost of shares redeemed	(34,677)	(901,192	)(b)	(91,441)	(2,389,889	)(b)
Net change	(14,688)	(379,882)		85,232	2,534,526
Total transactions in Fund
shares	(40,310)	$(997,505)		279,462	$7,537,086

(a)	Net of short-term trading redemption fees of $251 and $3,500 for 2012 and 2011, respectively. (See note 7b)
(b)	Net of short-term trading redemption fees of $3,277 and $4,020 for 2012 and 2011, respectively. (See note 7b)

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012 (unaudited)

8. Income Tax Information and Distributions

The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. As of December 31, 2011, there were post October capital loss deferrals of $72,311 which will be recognized in the following year.

The tax character of distributions:

	Year Ended December 31,
	2011	2010
Ordinary income	$4,208	$–
Long-term capital gain	1,927,599	–
	$1,931,807	$–

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gains	$1,860
Deferred post October losses	(72,311)
Undistributed net investment income	12,842
Unrealized appreciation	(547,344)
	$(604,953)

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A												Class C
	Six Months												Six Months
	Ended		Year Ended December 31,										Ended		Year Ended December 31,
	6/30/12												6/30/12
	(unaudited)		2011		2010		2009		2008		2007		(unaudited)		2011		2010		2009		2008		2007
Net asset value, beginning of period	$22.93		$26.64		$22.95		$17.57		$30.39		$32.47		$20.04		$23.81		$20.67		$15.94		$27.84		$30.11
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01		(0.08)		(0.09)		(0.05)		(0.17)		(0.20)		(0.07)		(0.24)		(0.23)		(0.18)		(0.33)		(0.42)
Net gain (loss) on securities (both realized and unrealized)	2.55		(1.00)		3.78		5.43		(12.31)		(0.19)		2.23		(0.89)		3.37		4.91		(11.23)		(0.16)
Total from investment operations	2.56		(1.08)		3.69		5.38		(12.48)		(0.39)		2.16		(1.13)		3.14		4.73		(11.56)		(0.58)
Less distributions (note 8):
Distributions from capital gains	–		(2.64)		–		–		(0.34)		(1.69)		–		(2.64)		–		–		(0.34)		(1.69)
Paid-in capital from redemption fees (note 7b)	–		0.01		–		–		–		–		–	(4)	–	(4)	–	(4)	–	(4)	–	(4)	–	(4)
Net asset value, end of period	$25.49		$22.93		$26.64		$22.95		$17.57		$30.39		$22.20		$20.04		$23.81		$20.67		$15.94		$27.84
Total return	11.16	%(2)(5)	(4.01	)%(2)	16.08	%(2)	30.62	%(2)	(41.07	)%(2)	(1.34	)%(2)	10.78	%(3)(5)	(4.74	)%(3)	15.19	%(3)	29.67	%(3)	(41.53	)%(3)	(2.08	)%(3)
Ratios/supplemental data
Net assets, end of period
(in thousands)	$12,758		$11,904		$10,053		$8,682		$8,822		$20,950		$1,820		$1,772		$855		$637		$940		$2,845
Ratio of expenses to average net assets	1.52	%(6)	1.50%		1.50%		1.50%		1.51%		1.54%		2.25	%(6)	2.25%		2.25%		2.25%		2.26%		2.29%
Ratio of net investment income (loss) to average net assets	0.08	%(6)	(0.31)%		(0.40)%		(0.26)%		(0.67)%		(0.64)%		(0.67	)%(6))	(1.03)%		(1.11)%		(1.04)%		(1.43)%		(1.38)%
Portfolio turnover rate	26	%(5)	39%		116%		3%		4%		17%		26	%(5)	39%		116%		3%		4%		17%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.86	%(6)	2.87%		7.47%		4.79%		3.51%		2.73%		3.56	%(6)	3.50%		8.27%		5.58%		4.22%		3.47%
Ratio of net investment loss to average net assets	(1.27	)%(6)	(1.68)%		(6.37)%		(3.55)%		(2.68)%		(1.82)%		(1.98	)%(6)	(2.27)%		(7.13)%		(4.37)%		(3.39)%		(2.56)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.52	%(6)	1.50%		1.50%		1.50%		1.50%		1.50%		2.25	%(6)	2 25	%.	2 25	%.	2.25%		2.25%		2.25%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Not reflecting sales charges.
(3) Not reflecting CDSC.
(4) Not applicable.
(5) Not annualized.
(6) Annualized.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I							Class Y
	Six Months							Six Months
	Ended		Year Ended December 31,					Ended		Year Ended December 31,
	6/30/12							6/30/12
	(unaudited)		2011	2010	2009	2008	2007	(unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$23.45		$27.08	$23.24	$17.73	$30.58	$32.51	$23.96		$27.63	$23.74	$18.13	$31.25	$33.25
Income (loss) from investment operations:
Net investment income (loss)(1)	0.07		0.04	0.06	0.03	(0.11)	(0.14)	0.04		(0.02)	0.08	(0.01)	(0.11)	(0.12)
Net gain (loss) on securities (both realized and unrealized)	2.60		(1.03)	3.78	5.48	(12.40)	(0.10)	2.67		(1.03)	3.81	5.62	(12.67)	(0.19)
Total from investment operations	2.67		(0.99)	3.84	5.51	(12.51)	(0.24)	2.71		(1.05)	3.89	5.61	(12.78)	(0.31)
Less distributions (note 8):
Distributions from capital gains	–		(2.64)	–	–	(0.34)	(1.69)	–		(2.64)	–	–	(0.34)	(1.69)
Paid-in capital from redemption fees (note 7b)	–		–	–	–	–	–	0.02		0.02	–	–	–	–
Net asset value, end of period	$26.12		$23.45	$27.08	$23.24	$17.73	$30.58	$26.69		$23.96	$27.63	$23.74	$18.13	$31.25
Total return	11.39	%(2)	(3.65)%	16.52%	31.08%	(40.92)%	(0.87)%	11.39	%(2)	(3.72)%	16.39%.	30.94%	(40.90)%	(1.07)%
Ratios/supplemental data
Net assets, end of period
(in thousands)	$8		$21	$24	$8	$6	$11	$4,953		$4,799	$3,178	$447	$558	$1,667
Ratio of expenses to average net assets	1.14	%(3)	1.13%	1.13%	1.12%	1.30%	1.38%	1.25	%(3)	1.25%	1.25%	1.25%	1.26%	1.29%

Ratio of net investment income (loss) to average net assets	0.58	%(3)	0.14%	0.26%	0.14%	(0.46)%	(0.46)%	0.34	%(3)	(0.06)%	0.31%	(0.03)%	(0.43)%	(0.39)%
Portfolio turnover rate	26	%(2)	39%	116%	3%	4%	17%	26	%(2)	39%	116%	3%	4%	17%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.72	%(3)	2.76%	8.68%	4.40%	3.37%	2.55%	2.56	%(3)	2.52%	9.48%	4.55%	3.21%	2.48%
Ratio of net investment loss to average average net assets	(1.00	)%(3)	(1.48)%	(7.29)%	(3.14)%	(2.53)%	(1.63)%	(0.97	)%(3)	(1.34)%	(7.93)%	(3.33)%	(2.38)%	(1.59)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.14	%(3)	1.13%	1.13%	1.12%	1.29%	1.34%	1.25	%(3)	1.25%	1.25%	1.25%	1.25%	1.25%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Not annualized.
(3) Annualized.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended June 30, 2012

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	11.21%	$1,000.00	$1,112.10	$ 7.98
Class C	10.78%	$1,000.00	$1,107.80	$11.79
Class I	11.39%	$1,000.00	$1,113.90	$ 5.99
Class Y	11.39%	$1,000.00	$1,113.90	$ 6.57

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.52%, 2.25%, 1.14% and 1.25% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended June 30, 2012

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,017.30	$ 7.62
Class C	5.00%	$1,000.00	$1,013.67	$11.27
Class I	5.00%	$1,000.00	$1,019.19	$ 5.72
Class Y	5.00%	$1,000.00	$1,018.65	$ 6.27

(1)
Expenses are equal to the annualized expense ratio of 1.52%, 2.25%, 1.14% and 1.25% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar quarter in a posting to its website on approximately the 30th business day following the month end). Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Proxy Voting Guidelines and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-437-1020). This information is also available at www.aquilafunds.com/ATPOGF/ATPOGFproxy.htm or on the SEC’s website www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code and no current action on the part of shareholders is required.

     For the calendar year ended December 31, 2011, 99.78% of distributions paid by Aquila Three Peaks Opportunity Growth Fund during calendar year 2011 are taxable as long-term capital gains, and the balance was ordinary dividend income.

     Prior to February 15, 2013, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2012 calendar year.

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     Contract renewal materials were provided to the Trustees in May, 2012. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in June, 2012, based on their evaluation of the information provided by the Manager and the Sub-Adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until June 30, 2013. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has provided all administrative services to the Fund. The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser) and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Messrs. Sandy Rufenacht and Brent Olson. They considered that since mid-October, 2010, the date which the Sub-Adviser commenced portfolio operations with the Fund, they have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

     The Trustees considered that the Manager and the Sub-Adviser had provided all administrative and advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with capital appreciation primarily through investments in common stock and other equity securities.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund, the Manager and the Sub-Adviser.

     The Trustees reviewed each aspect of the Fund’s performance and compared its performance with that of its peer group and its benchmark index, the Russell 3000 Stock Index. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. Additionally, the Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund’s risk tolerance.

     The Trustees concluded that the performance of the Fund was satisfactory in light of market conditions and its investment strategy. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The information provided by the Manager in connection with renewal contained advisory fee and expense data for the Fund and its peer group. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the fee under the Advisory Agreement retained by the Manager. The materials also showed the profitability to the Manager and the Sub-Adviser of their services to the Fund, as well as the profitability to Aquila Distributors, Inc. (the “Distributor”) of distribution services provided to the Fund.

     The Trustees noted that the entire portion of the advisory fee had been waived by the Manager and, in turn, the Sub-Adviser had waived its entire portion of its fees during the latest fiscal year. Additionally, it was noted that the Manager had reimbursed a portion of Fund expenses during the Fund’s fiscal year through a contractual undertaking. The Manager had indicated that it is prepared to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking.

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to a peer group of funds that they found to be relevant. The Trustees concluded that the advisory fee and expenses of the Fund (after waivers and the expense reimbursement) were similar to and were reasonable as compared to those advisory fees and expenses being paid by other funds in the peer group and also that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

     The Trustees considered information provided by the Manager and the Sub-Adviser regarding the lack of profitability of the Manager and the Sub-Adviser with respect to the services provided by the Manager and the Sub-Adviser to the Fund, including the methodology used by the Manager and the Sub-Adviser in allocating certain of their respective costs to the services provided to the Fund. The Trustees concluded that lack of profitability to the Manager and the Sub-Adviser with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement and the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that both the Manager and Sub-Adviser had waived the entire portion of their respective fees during the latest fiscal year. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. The Sub-Adviser has additionally agreed to waive its fee in the same proportion as the Manager in order that the Fund remains competitive. It was noted that the Advisory Agreement and Sub-Advisory Agreement contain breakpoints which would be realized as the Fund grows. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Tucker Hart Adams, Chair
Gary C. Cornia
Grady Gammage, Jr.
Diana P. Herrmann
Glenn P. O’Flaherty

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

By:	/s/ Diana P. Herrmann
President and Trustee September 6, 2012

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann President and Trustee September 6, 2012

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer September 6, 2012

AQUILA THREE PEAKS OPPPORTUNITY GROWTH FUND

EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.